UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	October 1, 2009

COMMUNITY PARTNERS BANCORP
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-51889	20-3700861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1250 Highway 35 South, Middletown, New Jersey	07748
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(732) 706-9009

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

On October 1, 2009 (the “Notification Date”), Community Partners Bancorp (the “Company”) was notified that the audit practice of Beard Miller Company LLP, the Company’s independent registered public accounting firm (“Beard”), was combined with ParenteBeard LLC (“ParenteBeard”) in a transaction pursuant to which Beard combined its operations with ParenteBeard and certain of the professional staff and partners of Beard joined ParenteBeard either as employees or partners of ParenteBeard. As a result of the combination, on the Notification Date, Beard resigned as the independent registered public accounting firm of the Company and, with the approval of the Audit Committee of the Company’s Board of Directors (the “Audit Committee”), ParenteBeard was engaged as the Company’s independent registered public accounting firm on October 6, 2009.

During the two years ended December 31, 2008 and from December 31, 2008 through the engagement of ParenteBeard as the Company’s independent registered public accounting firm, neither the Company nor anyone on its behalf consulted ParenteBeard with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement, as described in Item 304 of Regulation S-K and the related instructions thereto (“Regulation S-K”) promulgated by the Securities and Exchange Commission (the “SEC”), with Beard, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

Beard performed audits of the Company’s consolidated financial statements for the years ended December 31, 2008 and 2007. Beard’s reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two years ended December 31, 2008, and from December 31, 2008 through the Notification Date, there were no (i) disagreements between the Company and Beard on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused Beard to make reference to the subject matter of such disagreements in connection with its report, or (ii) “reportable events,” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company furnished Beard with a copy of this report prior to filing with the SEC and requested that Beard furnish it with a letter addressed to the SEC stating whether or not it agreed with the statements made by the Company in this report insofar as they relate to Beard’s audit services and engagement as the Company’s independent registered public accounting firm.

Beard has furnished a letter addressed to the SEC dated October 6, 2009, a copy of which is attached hereto as Exhibit 16.1.

Item 9.01.  Financial Statements and Exhibits.

(d)          Exhibits.

16.1	Letter from Beard Miller Company LLP to the Securities and Exchange Commission dated October 6, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY PARTNERS BANCORP

Date: October 6, 2009	By:	/s/ MICHAEL J. GORMLEY
		Name:	Michael J. Gormley
		Title:	Executive Vice President, CFO & COO

EXHIBIT INDEX

Exhibit No.	Title
16.1	Letter from Beard Miller Company LLP to the Securities and Exchange Commission dated October 6, 2009